Exhibit 24

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that RICHARD K. SMUCKER, director of The J. M. Smucker Company, hereby appoints Mark R. Belgya and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2014, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 23, 2014	/s/ Richard K. Smucker
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that JOHN W. DENMAN, controller of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2014, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned controller might or could do in person, in furtherance of the foregoing.

June 23, 2014	/s/ John W. Denman
Date	Controller

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that TIMOTHY P. SMUCKER, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2014, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 23, 2014	/s/ Timothy P. Smucker
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that VINCENT C. BYRD, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2014, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 23, 2014	/s/ Vincent C. Byrd
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that R. DOUGLAS COWAN, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2014, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 23, 2014	/s/ R. Douglas Cowan
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that KATHRYN W. DINDO, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2014, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 23, 2014	/s/ Kathryn W. Dindo
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that PAUL J. DOLAN, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2014, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 23, 2014	/s/ Paul J. Dolan
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that ROBERT B. HEISLER, JR., director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2014, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 23, 2014	/s/ Robert B. Heisler, Jr.
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that NANCY LOPEZ KNIGHT, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2014, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 23, 2014	/s/ Nancy Lopez Knight
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that ELIZABETH VALK LONG, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2014, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 23, 2014	/s/ Elizabeth Valk Long
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that GARY A. OATEY, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2014, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 23, 2014	/s/ Gary A. Oatey
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that ALEX SHUMATE, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2014, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 23, 2014	/s/ Alex Shumate
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that MARK T. SMUCKER, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2014, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 23, 2014	/s/ Mark T. Smucker
Date	Director

THE J. M. SMUCKER COMPANY

REGISTRATION ON FORM 10-K

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that PAUL SMUCKER WAGSTAFF, director of The J. M. Smucker Company, hereby appoints Richard K. Smucker, Mark R. Belgya, and Jeannette L. Knudsen, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2014, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

June 23, 2014	/s/ Paul Smucker Wagstaff
Date	Director